UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2024

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive

Beaumont, Texas 77705

(Address of principal executive offices) (Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Capital Market
Warrants to purchase common stock	MSAIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Public Offering

On July 1, 2024, MultiSensor AI Holdings, Inc. (the “Company”) consummated a public offering (the “Public Offering”) of 6,250,000 shares of common stock, par value $0.0001 per share (“Common Stock”). The Common Stock was sold at a public offering price of $1.60 per share less the underwriting discount, generating gross proceeds to the Company of $10.0 million before deducting underwriting discounts, commissions and offering expenses.

In connection with the Public Offering, the underwriters were granted a 45-day option from the date of the prospectus to purchase up to 937,500 additional shares of Common Stock at the public offering price, less the underwriting discount. On June 28, 2024, the underwriters fully exercised the over-allotment option, generating additional gross proceeds of $1.5 million to the Company before deducting underwriting discounts, commissions and offering expenses.

In connection with the Public Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”), the form of which was previously filed as exhibit 1.1 to the Company’s Registration Statement on Form S-1 (File No. 333-280016) for the Public Offering, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 7, 2024, as amended (the “Registration Statement”). The Underwriting Agreement is dated as of June 27, 2024 and is by and between the Company and Roth Capital Partners, LLC (“Roth”), as representative of the several underwriters named therein (the “Representative”). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Private Placement

On June 27, 2024, the Company entered into a placement agency agreement (the “Placement Agreement”) with Roth pursuant to which the Company engaged Roth as the exclusive placement agent for a private placement by the Company (the “Private Placement”) of (i) 2,772,561 shares of Common Stock (the “Placement Shares”); and (ii) pre-funded warrants to purchase up to 6,602,439 shares of Common Stock (the “Pre-Funded Warrants”). The purchase price of the Placement Shares was $1.60 per share and the purchase price of each Pre-Funded Warrant was $1.5999.

The exercise price for each share of Common Stock issuable upon exercise of the Pre-Funded Warrants is $0.0001 per share. The Pre-Funded Warrants are not exercisable unless or until approved by the Company’s stockholders. The Pre-Funded Warrants are not subject to any redemption provision, and once exercisable, can be exercised for cash or on a cashless basis at the discretion of the holder. The Pre-Funded Warrants do not have any voting rights, but do have the right to participate in any dividends or distributions made by the Company. A form of the Pre-Funded Warrant was filed as exhibit 4.5 to the Registration Statement. The foregoing description of the Pre-Funded Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

The Company agreed to pay Roth a placement agent fee in cash equal to 7.0% of the gross proceeds from the sale of the Placement Shares and Pre-Funded Warrants in the Private Placement. The Company also agreed to reimburse Roth $50,000 for its legal fees and expenses.

The Placement Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The foregoing description of the Placement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agreement, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

On June 27, 2024, the Company also entered into a securities purchase agreement (the “Purchase Agreement”) with 325 Capital, LLC (collectively with its affiliates, the “Purchaser”), pursuant to which the Purchaser agreed to purchase all of the Placement Shares and Pre-Funded Warrants offered in the Private Placement. The Purchaser is an institutional accredited investor within the meaning of Regulation D and Rule 501 thereunder and represented that it acquired the securities for investment purposes and not with a view to any public distribution. The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Pursuant to the Purchase Agreement, the Company agreed to the following corporate governance changes, which would remain in effect for so long as the Purchaser beneficially owns at least 10.0% of the then-outstanding shares of Common Stock:

•	upon the closing of the Private Placement, Company’s board of directors (the “Board”) will appoint a representative of the Purchaser as a member of the Board and as a member of the Board’s compensation and nominating and corporate governance committees;

•	upon the closing of the Private Placement, the Board will establish a new finance committee consisting of four independent directors, with the purpose of improving the Company’s operational and financial performance, including evaluating the Company’s budgets, capital allocation practices and policies and review of strategic alternatives, and making recommendations to the Board on the foregoing matters; and

•	within 10 days following the closing of the Private Placement, the Board will amend the Amended and Restated Bylaws of the Company to permit any single director to be able to call a special meeting of the Board and bring forward business at any regular or special meeting of the Board.

The closing of the Private Placement occurred simultaneously with the closing of the Public Offering, resulting in aggregate gross proceeds to the company of $15.0 million, before deducting placement agent fees and offering expenses. The issuance of the Placement Shares and the Pre-Funded Warrants was made pursuant to the exemption from registration provided by Regulation D adopted pursuant to Section 4(a)(2) of the Securities Act.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as exhibit 10.1 and incorporated herein by reference.

In connection with the closing of the Private Placement, the Company entered into a registration rights agreement, dated as of July 1, 2024, with the Purchaser (the “Registration Rights Agreement”) pursuant to which the Company is required to file a registration statement with the Commission to register the resale of the Placement Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants. All fees relating to the filing of such resale registration statement shall be borne by the Company. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

In addition, upon the closing of the Private Placement, the Company entered into a voting agreement, dated as of July 1, 2024 (the “Voting Agreement”), with certain stockholders of the Company representing greater than 50% of the issued and outstanding Common Stock of the Company (prior to the Public Offering and Private Placement) to support the transactions contemplated by the Purchase Agreement, including seeking an increase in the authorized number of shares of Common Stock to permit the exercise of the Pre-Funded Warrants. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached as Exhibit 9.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 relating to the Private Placement, the Placement Shares and the Pre-Funded Warrants is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, in connection with the closing of the Private Placement and in accordance with the Purchase Agreement, Board unanimously voted to increase the size of the Board from six to seven directors, and to appoint Mr. Daniel M. Friedberg to fill the newly created Board position, to serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. Mr. Friedberg was appointed to the Board and its compensation committee, nominating and corporate governance committee, and newly created finance committee as part of the agreements reached with the Purchaser in the Private Placement.

Daniel M. Friedberg, 62, has served as Managing Member of 325 Capital, a private equity investment firm, since its founding in May 2016 and as the Chief Executive Officer of Hampstead Park Capital Management LLC, a private equity investment firm, since its founding in May 2016. Previously, Mr. Friedberg was Chief Executive Officer and Managing Partner of Sagard Capital Partners L.P., a private equity investment firm, from its founding in January 2005 until May 2016. Prior to that, Mr. Friedberg served as Vice President of Power Corporation of Canada, a diversified international management holding company, from January 2005 to May 2016. Mr. Friedberg has also served as a Partner and Consultant with Bain & Company, a global strategy management consulting company, from 1997 to 2005 and 1987 to 1991, respectively. Mr. Friedberg has served as Chairman of the Board of Directors of Quest Resource Holding Corp. (Nasdaq: QRHC), a national provider of waste and recycling services, since April 2019, and as a member of the Board of Directors of Roth CH Acquisition IV Co. (Nasdaq: ROCG), a publicly-traded special purpose acquisition company, since August 2021 and Roth CH Acquisition III Co. (Nasdaq: ROCR), a publicly-traded special purpose acquisition company, since March 2020. Mr. Friedberg previously served as a member of the Board of Directors of each of Roth CH Acquisition II Co. (Nasdaq: ROCC), a publicly-traded special purpose acquisition company, from December 2020 until its merger with Reservoir Holdings, Inc. in July 2021; Roth CH Acquisition I Co. (Nasdaq: ROCH), a publicly-traded special purpose acquisition company, from February 2020 until its merger with PureCycle Technologies, Inc. (Nasdaq: PCT) in March 2021; Performance Sports Group Ltd. (formerly NYSE: PSG), a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel, from March 2016 to July 2016; InnerWorkings, Inc. (formerly Nasdaq: INWK), a leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries, from March 2014 to August 2016; GP Strategies Corp. (formerly NYSE: GPX), a provider of sales and technical training, E-learning, management consulting and engineering services, from 2009 to August 2016; and X-Rite, Inc. (formerly Nasdaq: XRIT), a former developer, manufacturer, marketer and supporter of innovative color solutions through measurement systems, software, color standards and services, from 2008 to 2012. Mr. Friedberg has a Master’s in Business Administration degree from Cornell University’s Johnson Graduate School of Business, and a Bachelor of Science from the University of Manchester Institute of Science & Technology.

In addition, the Board appointed Mr. Friedberg to each of its compensation and nominating and corporate governance committees, as well as the Board’s newly created finance committee.

There are no family relationships between Mr. Friedberg and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Item 8.01 Other Events.

On June 27, 2024, the Company issued a press release announcing the pricing of the Public Offering and the commencement of the Private Placement. On July 1, 2024, the Company issued a press release announcing the closing of the Public Offering and Private Placement. Copies of the press releases are attached hereto as Exhibits 99.1, and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 27, 2024, by and between the Company and Roth Capital Partners, LLC, as representative of the several underwriters
1.2	Placement Agency Agreement, dated June 27, 2024, by and between the Company and Roth Capital Partners, LLC
4.1	Form of Pre-Funded Warrant
9.1	Voting Agreement, dated July 1, 2024, by and between the Company and the stockholders listed therein
10.1†	Securities Purchase Agreement, dated June 27, 2024, by and between the Company and 325 Capital, LLC
10.2	Registration Rights Agreement, dated July 1, 2024, by and between the Company and 325 Capital, LLC
99.1	Press Release dated June 27, 2024
99.2	Press Release dated July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTISENSOR AI HOLDINGS, INC.

Date: July 1, 2024	By:	/s/ Peter Baird
Peter Baird
Chief Financial Officer